UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 28, 2008

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

        The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        Roberts Realty Investors, Inc. (“Roberts Realty”), the registrant, conducts its business through Roberts Properties Residential, L.P. (the “operating partnership”), which owns all of Roberts Realty’s properties. Roberts Realty owns a 76.4% interest in the operating partnership and is its sole general partner. As previously reported in a Current Report on Form 8-K filed on December 12, 2006 and in Roberts Realty’s Annual Report on Form 10-K for the year ended December 31, 2007, the operating partnership has two loans from Wachovia Bank, National Association, totaling $12,252,000:

(a)	an $8,175,000 loan that matured on March 31, 2008 and is secured by a 23.5-acre parcel fronting Peachtree Parkway (Highway 141) in Gwinnett County, Georgia; and

(b)	a $4,077,000 loan that was scheduled to mature on April 30, 2008 and is secured by a 38.2-acre property on Georgia Highway 20 in Cumming, Georgia.

Roberts Realty guaranteed to Wachovia the timely payment and performance of all liabilities and obligations of the operating partnership to Wachovia under each loan. As of April 28, 2008, the operating partnership and Wachovia agreed to extend the maturity date of each loan to April 30, 2009 on the terms described below.

        To provide additional security for the loans, the operating partnership executed a deed to secure debt and assignment of rents to grant Wachovia a security interest in its previously unencumbered 9.84-acre North Springs site on Peachtree Dunwoody Road in Sandy Springs, Georgia. The security deed includes terms and conditions customary for such an instrument, including but not limited to: environmental representations; covenants regarding the payment of taxes and insurance premiums, leases of the property and the use of the property; a covenant prohibiting other liens on the property; provisions regarding insurance of the property and claims in that regard; provisions regarding condemnation by governmental authorities; provisions regarding Wachovia’s remedies in the event of default (which include the right to foreclose on the property and sell it); an assignment of all personal property, fixtures, leases and rents as security for the loan; and provisions regarding the transfer of the property securing the loan. Upon an event of default, Wachovia can accelerate the maturity of the loans.

        Under a consolidated amendatory agreement and agreement regarding cross-default and cross-collateralization of loans, the operating partnership will pay consecutive monthly payments of accrued interest only during the term of each loan, beginning on May 6, 2008 for the Peachtree Parkway loan and May 10, 2008 for the Highway 20 land loan. Each loan bears interest at the 30-day LIBOR index rate plus:

(a)	350 basis points until July 31, 2008 (except that from April 28, 2008 to April 30, 2008, the Highway 20 land loan bears interest at the 30-day LIBOR index rate plus 250 basis points);
(b)	375 basis points from August 1, 2008 to October 31, 2008;
(c)	400 basis points from November 1, 2008 to January 31, 2009; and
(d)	425 basis points from February 1, 2009 to April 30, 2009.

For purposes of calculating the interest rate, the operating partnership agreed that the 30-day LIBOR index rate will not be deemed to decrease below 2.75% per annum. If the operating partnership makes a payment, or series of payments, to reduce the aggregate principal balance of the loans by $3,000,000 or more, the interest during the applicable period and any subsequent periods will be reduced by 50 basis points. Roberts Realty will continue to guarantee the full payment and performance of all obligations of the operating partnership. As consideration of the extension of the term of each loan, the operating partnership paid Wachovia extension fees of $61,260 (0.50% of the combined loan amounts) at closing. Unless the operating partnership repays each loan in full on or before October 31, 2008, the operating partnership will be obligated to pay Wachovia additional extension fees of up to 0.50% of the then outstanding loan amount for each loan, as applicable. The failure to pay the additional extension fees will be deemed an event of default under the security deed for each property. The operating partnership can prepay each loan without penalty. The Peachtree Parkway loan and the Highway 20 loan are now cross-defaulted and cross-collateralized with one another.

        Wachovia will release its security interest in each of the land parcels based on the following release schedule:

Land Parcel	Principal Payment

Peachtree Parkway	$8,175,000
Highway 20	$4,077,000
North Springs	$3,300,000

If the operating partnership pays $3,300,000 to obtain the release of the North Springs land, 67% of the payment will be deemed to prepay the loan secured by the Peachtree Parkway land, and 33% of the payment will be deemed to prepay the loan secured by the Highway 20.

        The foregoing description of the material terms of the extension of the Wachovia loans does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Consolidated Amendatory Agreement and Agreement Regarding Cross-Default and Cross-Collateralization of Loans (regarding the Peachtree Parkway loan); Third Consolidated Amendatory Agreement and Agreement Regarding Cross-Default and Cross-Collateralization of Loans (regarding the Highway 20 loan); and Deed to Secure Debt and Assignment of Rents (regarding the North Springs loan), which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.03 by this reference.

Item 9.01   Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Exhibit

10.1	Second Consolidated Amendatory Agreement and Agreement Regarding Cross-Default and
Cross-Collateralization of Loans dated April 28, 2008 by and between Roberts Properties
Residential, L.P. and Wachovia Bank, National Association (Peachtree Parkway).

10.2	Third Consolidated Amendatory Agreement and Agreement Regarding Cross-Default and
Cross-Collateralization of Loans dated April 28, 2008 by and between Roberts Properties
Residential, L.P. and Wachovia Bank, National Association (Highway 20).

10.3	Deed to Secure Debt and Assignment of Rents dated April 28, 2008, executed by Roberts
Properties Residential, L.P. in favor of Wachovia Bank, National Association (North Springs).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: May 2, 2008	By: /s/ Charles R. Elliott Charles R. Elliott Chief Financial Officer

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